Exhibit 99.2

vert_photos1.jpgnbr_alt_logo_horz2.jpg4Q13 Earnings Presentation February 19, 2014 Presenter: Anthony G. Petrello Chairman, President & Chief Executive Officer

nbr_alt_logo_horz2.jpgForward-Looking Statements 2 We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. You should consider the following key factors when evaluating these forward-looking statements: • fluctuations in worldwide prices and demand for natural gas, natural gas liquids and crude oil; • fluctuations in levels of natural gas, natural gas liquids and crude oil exploration and development activities; • fluctuations in the demand for our services; • the existence of competitors, technological changes and developments in the oilfield services industry; • the existence of operating risks inherent in the oilfield services industry; • the existence of regulatory and legislative uncertainties; • the possibility of changes in tax laws; • the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and • general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas, natural gas liquids or crude oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider.

nbr_alt_logo_horz2.jpg\\Houfile1\Home1\Tyler.Renaudin\Desktop\125_K8V0477.jpg3 Recent Highlights

vert_photos2.jpgnbr_alt_logo_horz2.jpgBest Safety Performance In Company History 4 2012 2013 Change Total Recordable Incidence Rate 1.18 1.01 (14%) (per 200,000 man hours) >Reduced Total Recordable Incidence Rate (TRIR) by 14% 0 0.5 1 1.5 2 2.5 3 3.5 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total Recordable Incidence Rate (TRIR)

vert_photos2.jpgnbr_alt_logo_horz2.jpgImproving Financial Flexibility 5 >Refinanced $785mm (~70%) of 2019, 9.25% notes >4Q 2013 annualized interest expense ~$59mm lower than a year ago –Blended interest rate is now 4.56%, down from 5.48% (1)Capitalization defined as Net Debt plus Shareholders’ Equity Note: Subtotals may not total due to rounding High 3/31/12 End 2012 12/31/12 Current 12/31/13 Change 2012-2013 Change High-2013 ($MM's) Total Debt $4,773 $4,380 $3,914 ($466) ($859) Cash and ST Investments 494 778 507 (271) 13 Net Debt $4,279 $3,601 $3,407 ($194) ($872) Net Debt to Capitalization(1) 42.4% 37.7% 36.3% (1.4%) (6.1%) Coverage 7.9x 7.7x 7.4x (0.3x) (0.5x) Leverage 2.5x 2.2x 2.4x 0.2x (0.1x) 0 200 400 600 800 1,000 1,200 2016 2017 2018 2019 2020 2021 2023 Thousands Debt Tranches Prior to Refinancing Post Refinancing

vert_photos2.jpgnbr_alt_logo_horz2.jpg6 Financial Summary ($M’s except EPS) 4Q12 1Q13 2Q13 3Q13 4Q13 Revenue $1,571,745 $1,538,373 $1,459,326 $1,548,965 $1,605,390 EBITDA 427,144 412,503 355,814 439,337 437,242 Operating Income 153,662 143,138 89,604 165,893 159,584 Diluted EPS(1) $0.45 $0.31 $0.08 ($0.30) $0.42 (1)Diluted EPS for continuing operations Financials reflect reclassification of Peak to discontinued operations

nbr_alt_logo_horz2.jpgG:\NCS\Investor_Relations\Marketing & Branding\Photos\NDUSA\North Dakota\NAB11_0415.jpg7 Drilling & Rig Services

nbr_alt_logo_horz2.jpg8 Drilling & Rig Services Adjusted Income (Loss) Derived from Operating Activities ($M’s) 4Q12 1Q13 2Q13 3Q13 4Q13 Drilling & Rig Services: U.S. $82,603 $77,595 $69,813 $92,710 $75,378 Canada 27,064 30,518 3,895 12,244 14,536 International 23,388 21,469 32,481 54,271 69,612 Rig Services 8,740 1,287 (5,383) 2,357 (2,179) Total $141,795 $130,869 $100,806 $161,582 $157,347

nbr_alt_logo_horz2.jpgGlobal Rig Fleet Details 9 AC SCR Mech Total Moving Systems Alaska Land 5 12 2 19 13 Lower 48 172 88 26 286 151 Canada 17 19 28 64 20 International Land 35 73 26 134 60 Offshore 9 40 2 51 n/a Total 239 233 83 554 244 Rig Counts include contracted rigs scheduled to be delivered and transferred, and moving systems scheduled to be installed 49% 51% Global Rigs with Moving Systems Moving Systems Non-Moving 43% 42% 15% Rigs by Power Type AC SCR Mech As of 12/31/13 vert_photos2.jpgnbr_alt_logo_horz2.jpg

4Q13 Rig Utilization & Availability 10 Rig Fleet(1) 4Q13 Rig Years Utilization U.S. Lower 48 AC 148 139 94% Legacy 114 45 39% U.S. Lower 48 Total 262 183 70% U.S. Offshore 24 11 46% Alaska 19 5 26% Canada 64 33 52% International 142 125 88% Subtotal 511 357 70% PACE®-X Construction(2) 24 Intl. Newbuilds & Upgrades 16 U.S. & Intl. Offshore Newbuilds 3 Total Fleet 554 (1)As of 12/31/13 (2)Includes announced new build commitments and rigs to be delivered

nbr_alt_logo_horz2.jpgInternational Working Rigs 11 Algeria 10 Ecuador 6 Kurdistan 2 Romania 1 Angola 1 India 5 Kuwait 2 Russia 5 Argentina 16 Iraq 4 Malaysia 2 Saudi Arabia 32 Colombia 8 Italy 1 Mexico 13 UAE 1 Congo 1 Kazakhstan 1 Oman 4 Venezuela 5 PNG 2 Yemen 2 Total 124 As of 12/31/13

nbr_alt_logo_horz2.jpg\\Houfile1\Home1\Tyler.Renaudin\Desktop\Cresson Plant-024.jpg12 Completion & Production Services

nbr_alt_logo_horz2.jpgCompletion & Production Services Adjusted Income Derived from Operating Activities 13 ($M’s) 4Q12 1Q13 2Q13 3Q13 4Q13 Completion & Production Services: Completion Services $30,296 $17,756 $6,870 $13,024 $14,072 Production Services 21,374 26,014 23,471 25,909 26,736 Total $51,670 $43,770 $30,341 $38,933 $40,808

nbr_alt_logo_horz2.jpgU.S. Completion & Production Services Fleet Region Rigs Frac Crews Trucks Frac Tanks CTU Cementing Wireline SWD Western 181 528 1,824 16 12 Rockies 74 9 56 322 1 9 10 2 Mid-Con 34 1 104 462 8 11 3 Northeast 7 5 103 600 40 15 West Texas 108 3 328 1,237 12 4 3 13 South Texas 27 3 200 573 1 7 3 2 Ark-La-Tex 14 2 112 294 6 Gulf Coast 1 4 Total 445 24 1,431 5,312 30 84 42 26 14 As of 12/31/13

nbr_alt_logo_horz2.jpgD:\NABORS_MGP2_04\North_Dakota_11.2011-1\300 PPI JPG (High Res)\NAB11_0008.jpg15 Outlook and Summary

vert_photos2.jpgnbr_alt_logo_horz2.jpgKey Takeaways 16 >International poised for strong growth beginning in 2H 2014 >U.S. Drilling benefits from PACE-X deployments; option value in SCR rigs >Larger global opportunity set relative to U.S.-centric peers >Opportunities for additional high-impact investments >Completion Services pricing stabilizing as utilization ticks up >Focus on matters within our control to improve profitability

nbr_alt_logo_horz2.jpg\\Houfile1\Home1\Tyler.Renaudin\Desktop\007_G5A9435.jpg17 Appendix

nbr_alt_logo_horz2.jpgEBITDA 18 ($M’s) 4Q12 1Q13 2Q13 3Q13 4Q13 Drilling & Rig Services $359,999 $346,238 $316,630 $384,188 $380,242 Completion & Production Services 107,732 97,842 81,515 90,814 96,425 Other reconciling items (40,587) (31,577) (42,331) (35,665) (39,425) Total $427,144 $412,503 $355,814 $439,337 $437,242

nbr_alt_logo_horz2.jpg19 Nabors Global Infrastructure Margins and Activities 1Q13 2Q13 3Q13 4Q13 Drilling Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs U.S. Lower 48 $9,955 169.5 $9,388 175.5 $11,357 178.6 $9,992 183.1 U.S. Offshore 19,163 14.1 20,888 15.6 18,717 11.9 21,543 10.7 Alaska 48,491 6.0 36,307 4.7 29,476 5.0 32,428 4.6 Canada 14,278 40.0 14,956 17.4 11,459 30.0 11,478 32.5 International 11,452 122.7 12,432 125.2 14,397 124.2 15,884 124.6 Production Services Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs U.S. $586 212,298 $584 224,681 $573 223,504 $587 205,456 Canada 806 48,027 711 28,802 753 39,463 820 36,455 (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period.